Form 17A – Multistate Rev. 01/21 Execution Version Fifth Amendment to Loan Documents THIS FIFTH AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of October 25, 2024 (the “Effective Date”), by and between LUNA INNOVATIONS INCORPORATED, a Delaware corporation (the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (the “Bank”). BACKGROUND A. The Borrower or another obligor has executed and delivered to the Bank (or a predecessor which is now known by the Bank’s name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”) which evidence or secure some or all of the indebtedness and other obligations of the Borrower to the Bank for one or more loans or other extensions of credit (as used herein, collectively, together with the Obligations, if and as defined in the Loan Documents, the “Obligations”). Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. B. The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment. NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows: 1. Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control. 2. The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct in all material respects as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference (it being understood that (x) any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date and (y) any other representation or warranty is true and correct in all material respects), (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) as of the date hereof, it has no defenses, set offs, counterclaims, discounts or charges of any kind against the Bank, its officers, directors, employees, agents or attorneys with respect to the Loan or Loan Documents, (d) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (e) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment. 3. The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired

- 5 - Form 17A – Multistate Rev. 01/21 S:\JMS\36610 PNC - Luna\2024\Aug 2024 Docs\5th Amendment - ExecVer2.docx EXHIBIT A Fifth Amendment to Loan Documents Dated As Of October 25, 2024 A. Loan Document. The Loan Documents that are the subject of this Amendment are the following: Loan Agreement (the “Loan Agreement”) dated as of December 1, 2020 among Borrower, Guarantors and Bank, as amended by (i) that certain Amendment to Loan Documents as of March 10, 2022, (ii) that certain Second Amendment to Loan Documents as of June 21, 2022, (iii) that certain Third Amendment to Loan Documents as of January 31, 2023, (iv) that Fourth Amendment To Loan Documents dated as of December 21, 2023, and (v) that Modification, Consent And Waiver Agreement dated as of July 19, 2024. Amended And Restated Revolving Line of Credit Note (the “Revolving Note”) dated June 21, 2022 in the stated principal amount of $15,000,000.00, as amended. B. Amendments to Loan Agreement. The Loan Agreement is amended as follows: 1. Section 6.9(c) of the Loan Agreement is hereby amended and restated in its entirety as follows: (c) Notwithstanding the foregoing or any terms contained herein to the contrary, the Net Leverage Ratio set forth above in Section 6.9(a) and the Fixed Charge Coverage Ratio set forth above in Section 6.9(b) shall not be tested for the fiscal quarters ending September 30, 2024, December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025, and December 31, 2025. 2. The following text is added as a new Section 6.9(d) of the Loan Agreement: “(d) Achieve the following minimum EBITDA for the following periods: (i) Not less than ($4,857,000) for the 3 month period commencing on July 1, 2024 and ending on September 30, 2024; (ii) Not less than ($2,300,000) for the 3 month period commencing on October 1, 2024 and ending on December 31, 2024; (iii) Not less than ($3,530,000) for the 3 month period commencing on January 1, 2025 and ending on March 31, 2025: (iv) Not less than ($741,000) for the 3 month period commencing on April 1, 2025 and ending on June 30, 2025; (v) Not Less than ($767,000) for the 3 month period commencing on July 1, 2025 and ending on September 30, 2025; and (vi) Not less than $1,801,000 for the 3 month period commencing on October 1, 2025 and ending on December 31, 2025.